Standing the Test of Time…


FURN.CO.



But Not Standing Still

Berenson/Williams Capital Group
Midwest Seminar – Chicago
April 13, 2005

PEOPLES ENERGY

Forward-Looking Information

In our presentation today, we will be making some forward-looking statements such as business plans and expectations for future development and earnings growth. Actual results could differ materially from such expectations because of many uncertainties, some of which are listed in the written materials provided to you or in the Company's most recent Form 10-K filed with the Securities and Exchange Commission, as such information may be updated by subsequent filings under the Securities Exchange Act of 1934.

This presentation provides forward-looking information regarding Peoples Energy's estimates and outlook for operating results in fiscal year 2005 as disclosed on the date of the company's most recent webcast conference call with analysts, which was January 28, 2005. However, the inclusion of such information in this presentation is not an update or reaffirmation of that original outlook, and should not be interpreted as a representation by Peoples Energy that such information reflects management's current outlook for operating results for fiscal year 2005. The company shall have no affirmative duty to update any forward-looking statements contained in this presentation.

PEOPLES ENERGY

Peoples Energy Today

Core Gas Distribution Business

- Two utilities serving one million customers in Chicago metropolitan market
- Solid and dependable earnings and cash flow

Profitable Midwest-Based Energy Businesses

- Strategic midstream gas assets
- 805MW of electric peaking capacity with long-term contracts
- Growing retail energy services business

Successful Oil & Gas Production Business

- Acquire & exploit strategy
- 190 BCFE of proved oil and gas reserves as of 9/30/04

PEOPLES ENERGY

Gas Distribution Is Our Core Business

Ongoing Operating Income (Non-GAAP)*
FY 2004


22%
12%
66%

Capital Assets & Equity Investments
FY 2004 Year End


16%
7%
77%

Gas Distribution | Oil and Gas | Midwest Businesses

* Includes allocation of Corporate and Other. Excludes restructuring charge of $17.0 million. Peoples Gas' hub activity is included in Gas Distribution.

PEOPLES ENERGY

Outstanding Long-Term Shareholder Returns*

As of March 31, 2005



16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
3 Years
5 Years
10 Years
PGL
S&P 500
S&P Utilities

* Includes reinvested dividends

Source: Bloomberg

PEOPLES ENERGY

Strong and Consistent Dividend



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.80
$2.18
1995
1997
1999
2001
2003
2005

- Cash dividend among strongest and most consistent in industry
- A key component of total long-term shareholder return
- Primarily supported by strong utility cash flows

Consistent Objectives and Strategies

Objectives	Execution Strategies
Enhance and build core gas distribution business	▪ Customer service, safety, and reliability ▪ Efficiency improvements ▪ Regulatory initiatives ▪ Expand utility platform
Build diversified energy businesses to enhance growth	▪ Oil and gas production - acquire and exploit ▪ Expand retail and midstream footprint ▪ Steady power contribution

PEOPLES ENERGY

Consistent Objectives and Strategies *(continued)*

Objectives	Execution Strategies
Carefully manage risk	▪ Conservative operating approach in all businesses ▪ Hedging of commodity and weather risk
Maintain strong balance sheet and financial flexibility	▪ 50-55% debt target ▪ Maintain strong liquidity

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

Gas Distribution

PEOPLES ENERGY

Gas Distribution – Strong Fundamentals


PEOPLES
ENERGY

- One million customers, primarily residential, in healthy Chicago market
- Track record of strong financial and operating performance
- Moderate and predictable capital requirements
- Strong gas supply position
- Constructive regulatory climate

PEOPLES ENERGY

Intensified Focus on Efficiency Improvements

Gas Distribution/Corporate Support Employees – *Fiscal Year End*



2,900
2,700
2,500
2,300
2,100
1,900
1998
1999
2000
2001
2002
2003
2004

Gas Distribution Capital Spending (Millions) – *Fiscal Year*



$150
$125
$100
$75
$50
1998
1999
2000
2001
2002
2003
2004

PEOPLES ENERGY

Successful Organizational Restructuring


Distribution and Corporate Labor Costs
Millions
$150
$100
$50
2001
2002
2003
2004

- 10%+ reduction in non-union work force
- $15M+ labor-related savings in FY2005
- New 3-year agreement with PGL union

PEOPLES ENERGY

Lower Bad Debt Expense



Millions
$45
$30
FY
2001
2002
2003
2004
% of Revenue
2.2%
4.1%
2.8%
2.5%

- Improved credit and collection processes
- Reduced by ~ $6MM in FY2004
- Key credit metrics favorable in 2005

Successfully managing utility bad debt

PEOPLES ENERGY

Deliveries and Margin*


Estimated Deliveries –
Weather Normalized
BCF
250
200
150
FY
2001
2002
2003
2004
12 mos.
ended 12/04


Estimated Distribution Margin* –
Weather Normalized
$MIL
500
450
400
350
300
250
FY
2001
2002
2003
2004
12 mos.
ended 12/04

Utility deliveries and margin have been negatively impacted by customer conservation.

*Non-GAAP, excludes revenue taxes and environmental costs recovered

PEOPLES ENERGY

Regulatory Initiatives

- Near Term – Margin Stabilization Measures
  - Weather normalization
- Future
  - Recovery of conservation related losses
  - Enhanced customer choice programs/merchant role evaluation
  - Trackers for volatile expenses
  - Rate relief

2001 Gas Charge Case – Status

- ICC annually reviews prudency of gas purchases, which are passed through to customers under PGA mechanism
- 2001 costs in dispute – ICC case ongoing since 2002
- Recent Illinois Attorney General/City of Chicago action raises substantially the same issues
- ICC hearings to be held in April, ruling expected by this Fall
- Company position remains unchanged –
  - Purchasing practices were prudent and in best interests of customers
  - Gas purchasing practices consistent with standards previously applied by ICC

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

Diversified Energy Businesses

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

Diversified Energy Portfolio – Operating Results



Operating Income
Millions
$100
$80
$60
$40
$20
$0
FY
2000
2001
2002
2003
2004
(excludes corporate and other)

- $71MM of operating income in FY 2004
- $474MM of capital assets and equity investments as of 9/30/04
- 10% after-tax return on capital

Proven track record of successfully growing diversified energy businesses

PEOPLES ENERGY

Oil & Gas Production – Overview



Production FY 2004
35%
40%
5%
5%
15%
Reserves 9/30/04
32%
31%
5%
13%
19%
Gulf Coast Texas
South Texas
San Juan
Arkoma/East Texas
Other

- Strong industry fundamentals
- Hedge to gas distribution business
- Acquire proven reserves with upside potential
- Active management vs. passive investment
- Lower risk approach

PEOPLES ENERGY

Reserves & Production Growth

Proved Reserves

BCFE



200
150
100
50
0
FY 2000 2001 2002 2003 2004

Average Daily Production

MMCFED



80
60
40
20
0
FY 2000 2001 2002 2003 2004

Operated Non-Operated

PEOPLES ENERGY

Oil & Gas Production – Drilling & Exploitation Results

	Fiscal 2002-04	Fiscal 2004
Gross Wells Drilled	116	47
Operated Percentage	67%	70%
Success Rate	89%	91%
Reserves Added (BCFE)	64	16
Reserves Added & Developed (BCFE)	118	41
Capital (MM)	$145	$59
Reserve Replacement Ratio	88%	58%

PEOPLES ENERGY

FY 2005-2008 Gas Hedge Position

As of 4/1/05	2005	2006	2007	2008
Volume – Millions of Mmbtu				
Swaps	9.2	10.7	8.0	2.2
Collars	13.8	6.4	3.8	–
Total	23.0	17.1	11.8	2.2
Hedge Percentage (a)	85%	65%	45%	10%
Pricing – per Mmbtu				
Swap price	$4.26	$5.02	$5.37	$5.36
Collars	$4.99-$5.43	$4.34-$5.56	$5.07-$5.80	
Total	$4.70-$4.96	$4.76-$5.22	$5.27-$5.51	$5.36

(a) Approximate – based on a 5% increase in production annually.

PEOPLES ENERGY

Midwest Based Energy Businesses

Contributions to Operating Income



Midstream
Retail
Power

2004 Operating Income = $29.4MM

- Portfolio of service and asset-based businesses
- Exploit strategic Midwest location
- Leverage expertise and reputation
- Conservative business model

PEOPLES ENERGY

Retail Energy Services



Retail Gas Volumes/Customers
Gas Volumes (BCF)
# of Customers (thousands)
60
40
20
0
30
25
20
15
10
5
0
FY
2002
2003
2004
Volumes
Customers



Operating Income
Millions
$8
$6
$4
$2
$0
FY
2002
2003
2004

PEOPLES ENERGY

Midstream Services

FY2004
Operating Income Contribution


NGL
Peaking
Hub
Wholesale
Marketing

- Primarily physical Hub and NGL peaking operations
- Greater integration of midstream/retail going forward
- Shifting growth focus toward asset ownership

PEOPLES ENERGY

Financial Review

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

FY2005 EPS


$3.00
$2.50
$2.00
$1.50
$1.00
$2.45
$2.18
$2.75-$2.90
$2.50-$2.65
2004
2005E
GAAP
Non-GAAP

GAAP includes $17MM restructuring charge in FY2004 and $14MM restructuring charge in FY2005

- Original estimate of $2.75-$2.90 per share Non-GAAP/ $2.50-$2.65 GAAP
  - \+ Restructuring cost savings
  - \+ Return to normal weather
  - \+ Growth from diversified
  - – Higher effective tax rate
  - – Higher non-labor costs
  - – Lower utility property sales
- Lowered estimate in January to low-end of range due to weather

PEOPLES ENERGY

Gas Distribution – FY2005 Budget


Operating Income
Millions
$200
$150
$100
$50
$0
FY
2002
2003
2004
2005B
Percent colder (warmer) than normal
(12%)
4%
(5%)

- Return to normal weather
- Restructuring cost savings
- Lower asset sales
- Increased corporate allocations
- Other cost increases

PEOPLES ENERGY

Oil & Gas Production – FY2005 Budget


Operating Income
Millions
$70
$60
$50
$40
$30
$20
$10
$0
FY
2002
2003
2004
2005B

- 8-10% increase in production (updated to 5-10% on 1/28/05)
- $70MM drilling capital program
- Higher realized prices
- Upside from acquisitions

PEOPLES ENERGY

Midwest Based Energy Businesses –FY2005 Budget



Operating Income
Millions
$60
$50
$40
$30
$20
$10
$0
FY
2002
2003
2004
2005B
Power
Midstream
Retail

- Continued Midstream, Retail growth
- Ongoing Elwood / SCEP earnings and cash flow contribution

PEOPLES ENERGY

2005 First Quarter Results


Earnings Per Share 1st Quarter
$1.00
$0.75
$0.50
$0.25
$0.00
FY
2004
2005
GAAP
Non-GAAP

- 9% warmer than normal weather, 2% warmer than last year
- Lower weather normalized demand
- Oil and Gas production lower than anticipated
- Restructuring savings

Degree Days



(+/- % Change from Normal)
6000
4000
2000
-5.3%
-2.5% *
-6.7%
-4.4% *
3,080
3,195
3,254
5,163
5,310
5,533
Quarter Ending 3/31
6 Months Ending 3/31
FY 2005
FY 2004
Normal

*FY2004 %'s based on leap year normals.

In general, each 100 degree day change is estimated to impact EPS by $0.05.

PEOPLES ENERGY

Capital Spending


Millions
$350
$300
$250
$200
$150
$100
$50
$0
FY
2000
2001
2002
2003
2004
2005B
Gas Distribution
Oil & Gas
Power Generation
Other

FY 2005 Budget

- $85MM for Gas Distribution – maintenance level
- $70MM Oil & Gas drilling program – no acquisitions
- Limited capital requirements in Midstream, Retail, Power

PEOPLES ENERGY

Capital Structure

At September 30, 2004


L/T Debt
49%
Equity
47%
S/T Seasonal
Borrowing
4%

FY 2005 Financing Outlook

- Assumes 350,000 new common shares
- No new long-term borrowing
- 83% fixed-rate debt at 9/30/04

Key Investment Considerations

- Core utility business augmented by diversified growth
- Consistent, lower-risk earnings and cash flow
- Strong cash dividend/attractive yield
- Strong balance sheet and liquidity
- Superior long-term shareholder returns

PEOPLES ENERGY

Standing the Test of Time…


L. FISH
FURN. CO.



But Not Standing Still

Berenson/Williams Capital Group
Midwest Seminar – Chicago
April 13, 2005

PEOPLES ENERGY